SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 9, 2004



                         Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                   000-23143              13-3379479
 (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)               File Number)         Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

         Item 2.02.        Results of Operations and Financial Condition

     On November 9, 2004, Progenics Pharmaceuticals, Inc. announced its operational results for the third quarter and first nine months of 2004. Progenics Pharmaceuticals also updated the status of its ongoing clinical trial studies, reporting progress in its efforts to bring its developmental drugs to market. A copy of the press release is attached as Exhibit 99.1.

     The information furnished pursuant to Item 2.02 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 in this Form 8-K.

Section 9 - Financial Statements and Exhibits

         Item 9.01    Financial Statements and Exhibits

                      (c) the following exhibit is furnished with this report

                      Exhibit Number                Description
                      99.1                          Press Release dated
                                                    November 9, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROGENICS PHARMACEUTICALS, INC.


                                           By:  /s/ ROBERT A. MCKINNEY
                                                    Robert A. McKinney
                                                    Vice President, Finance and
                                                    Operations


Date:  November 9, 2004

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